UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 25, 2019

Date of Report (Date of earliest event reported)

AGAPE ATP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-220144	36-4838886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1705 – 1708, Level 17, Tower 2,

Faber Towers, Jalan Desa

Bahagia,

Taman Desa, 58100 Kuala

Lumpur, Malaysia

(Address of principal executive offices)

+(60) 192230099

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AATP	OTC Markets

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 25, 2019, Agape AATP Corporation (the “Company”) changed its principal accountant from Total Asia Associates PLT (“Total Asia”) to Friedman LLP (“Friedman”).

The principal accountant’s report of Total Asia on the financial statements of the Company as of and for the fiscal years ended June 30, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2019 and 2018 through November 25, 2019, there were no disagreements with Total Asia, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Total Asia’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with any reports it would have issued. During the fiscal years ended June 30, 2019 and 2018 through November 25, 2019, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

A letter from Total Asia addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Total Asia in this Current Report on Form 8-K. A copy of such letter is furnished hereto with the filing of this Current Report on Form 8-K.

On November 25, 2019, the Board of Directors of the Company approved the engagement of Friedman as the Company’s independent registered public accounting firm to audit its financial statements.

During the fiscal year ended June 30, 2019 and 2018 through November 25, 2019, neither the Company nor anyone on its behalf consulted with Friedman regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On November 25, 2019, the Company changed its fiscal year end from June 30 to December 31.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGAPE ATP CORPORATION

Date: November 29, 2019	By:	/s/ Dr. How Kok Choong
Dr. How Kok Choong
President and Chief Executive Officer (Principal Executive Officer)